Exhibit 3.67(a)

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                            ARTICLES OF INCORPORATION

                                       OF

                     MASSEY COAL TERMINAL, S.C. CORPORATION
                               (File This Form in            This Space for Use
                              Duplicate Originals)           By The Secretary of
                                                             State
                          (Sect. 33-7-30 of 1976 Code)


1.   The name of the proposed corporation is Massey Coal Terminal, S.C.
     Corporation.

2. The initial registered office of the corporation is 409 East North Street located in the city of Greenville, county of Greenville and the State of South Carolina and the name of its initial registered agent at such address is C T Corporation System.

3.   The period of duration of the corporation shall be perpetual.

4.   The corporation is authorized to issue shares of stock as follows:

     CLASS OF SHARES      AUTHORIZED NO. OF EACH CLASS           PAR VALUE
     ---------------      ----------------------------           ---------

        Common                       100                       $10.00 per share

     If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitation so the shares of each class, and of each series within a class, are as follows:




5.   Total authorized capital Stock: $1,000.00.

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is 1 and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                      NAME                           ADDRESS

                 E. Morgan Massey         P. O. Box 26765, Richmond, VA 23261

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section (33-3-10 of 1976 Code).

          The purpose of the corporation is to conduct the business of and provide for the transfer of coal from railcar or other means of ground transportation to ship vessels or other water transportation means, whether directly or through ground storage and pier facilities, and to provide for the receipt of coal and transfer of same from water vessels to railcar or other means of ground transportation whether directly or through ground storage and pier facilities; to buy and sell coal, to invest in, trade, barter, deal in and deal with coal of all grades and sizes, coal by-products and other merchantable commodities that can lawfully be exported or imported, coal related products, fuel composed of coal and liquids, and do any and all acts and things whatsoever necessary, proper or convenient, desirable or incidental to the carrying out of the business aforementioned, or to the conducting or managing of any of the business of the Corporation. In addition, the Corporation shall have the power to do anything not prohibited by law or required to be stated in these Articles.

9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:


10.  The name and address of each incorporator is:

      Name            Street & Box No.    City            County        State
------------------------------------------------------------------------------

Donna G. Cockcroft    1447 Glencoe Dr.    Mt. Pleasant     Chas.         S.C.



                                        /S/ DONNA G. COCKCROFT
                                        ----------------------
                                        (Signature of Incorporator)
Date:  November 21, 1980
                                        Type or Print Name: Donna G. Cockcroft

STATE OF SOUTH CAROLINA   )
                          )  ss:
COUNTY OF CHARLESTON      )

     The undersigned, Donna G. Cockcroft, does hereby certify that she is the incorporator of Massey Coal Terminal, S.C. Corporation and is authorized to execute this verification; that the undersigned for herself does hereby further certify that she has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of her information and belief.

                                       /S/ Donna G. Cockcroft
                                      (Signature of Incorporator)

                             CERTIFICATE OF ATTORNEY

11. I, Susan M. Smythe, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 7 of Title 33 of the South Carolina Code of 1976, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

Date:  November 21, 1980              /S/ Susan M. Smythe
                                          (Signature)

                                      Type or Print Name:  Susan M. Smythe

                                      Address:  P. O. Box 99
                                                Charleston, SC  29402

SCHEDULE OF FEES

(Payable at time of filing Articles of With Secretary of State)
     Fee for filing Articles                                         $     5.00
     In addition to the above, $.40 for each $1,000.00 of the               .40
     aggregate value of shares which the Corporation is authorized to issue, but in no case less than
     Nor more than                                                   $ 1,000.00

NOTE: THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR FILING. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS AND A CHECK IN THE AMOUNT OF $10 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

               NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED
                                  AGENT OR BOTH

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                                                           This Space for Use
                                                           By The Secretary of
                                                           State


                          (File This Form in Duplicate)
                                Filing Fee $5.00
                                                           This Space for Use
                                                           By The Secretary of
                                                           State

Pursuant to Section 33-5-40 of the 1976 Code, the undersigned Corporation which is:

(A)  A domestic corporation incorporated in South Carolina on January 23, 1981;
     or

(B) A foreign corporation incorporated in (state) on (date), and authorized to do business in South Carolina on (date), whose registered or principal office in the jurisdiction of its incorporation is (address), in the City of __________, and the State of __________.

now gives notice of the change of its registered office or its registered agent or both, and submits the following statement:

(1)  The name of the Corporation is Massey Coal Terminal, S.C. Corporation.

(2) The address of the present registered office is 409 East North St., Greenville, SC 29602.

(3) The address to which its registered office is to be changed is Foot of Milford St., Charleston, S. C. 23607.

(4)  The name of the present registered agent is C T Corporation System.

(5)  The name of the successor registered agent is Thomas A. McQuade.

(6) The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

(7)  State whether such change was authorized by action of the Board of
     Directors:  No.

                                        Massey Coal Terminal, S.C. Corporation

                                        By:  /S/ David H. [illegible]
                                        Title:  Vice-President and Chief
                                                Financial Officer

                                        By:  /S/  [illegible]
Date:  December 2, 1986                 Title:  Treasurer

                               ARTICLES OF MERGER
                                     MERGING
                         HENRY CLAY MINING COMPANY, INC.
                            (a Kentucky corporation)
                                      INTO
                     MASSEY COAL TERMINAL, S.C. CORPORATION
                         (a South Carolina corporation)

     Pursuant to the provisions of Section 33-17-70 of the South Carolina Business Corporation Act providing for the merger of domestic and foreign corporations, the undersigned corporations hereby adopt the following Articles of Merger:

     FIRST: The Plan of Merger (the "Plan") pursuant to which Henry Clay Mining Company, Inc., a Kentucky corporation ("Clay"), will merge into Massey Coal Terminal, S.C. Corporation, a South Carolina corporation (the "Surviving Corporation"), which will be the surviving corporation, is attached hereto as Exhibit A and made a part hereof.

     SECOND: The total number of outstanding shares of common stock, $100.00 par value, of Clay, which is the only class of capital stock of Clay, is 126. The total number of outstanding shares of common stock, $10.00 par value, of the Surviving Corporation, which is the only class of capital stock of the Surviving Corporation, is 100.

     THIRD: The Plan of Merger was duly approved (i) on May 20, 1987 by the written consent of the sole shareholder of Clay pursuant to Sections 271A.365, 271A.385 and 271A.665 of the Kentucky Business Corporation Act, and (ii) on May 20, 1987 by the written consent of the sole shareholder of the Surviving Corporation, pursuant to Sections 33-11-180, 33-17-30 and 33-17-70 of the South Carolina Business Corporation Act.

     FOURTH: The current address of the registered office of the Surviving Corporation is Foot of Milford Street, Charleston, South Carolina 23607. The current address of the registered office of Clay is P. O. Box 2805, South Mayo Trail, Pikeville, Kentucky 41501.

Dated:                             May 20, 1987.


                                   HENRY CLAY MINING COMPANY, INC.

                                   By:  /S/  Scott M. Kiscaden
                                   Name/Title:  Scott M. Kiscaden, President

                                   By:  /S/ Wm. Blair Massey
                                   Name/Title:  Wm. Blair Massey, Secretary


                                   MASSEY COAL TERMINAL, S.C. CORPORATION

                                   By:  /S/ Thomas A. McQuade
                                   Name/Title:  Thomas A. McQuade, President

                                   By:  /S/ Wm. Blair Massey
                                   Name/Title:  Wm. Blair Massey, Secretary

                                  VERIFICATION


     We, Scott M. Kiscaden, Wm. Blair Massey and Thomas A. McQuade, have read and understand the meaning and purport of the statements contained in the Articles of Merger set forth above. We believe such statements are true. We have signed said articles and were authorized to do so.

Dated:  May 20, 1987


                                         /S/  Scott M. Kiscaden

                                         /S/ Wm. Blair Massey

                                         /S/ Thomas A. McQuade

                                                                       EXHIBIT A

                                 PLAN OF MERGER

                                       OF

                         HENRY CLAY MINING COMPANY, INC.

                                      INTO

                     MASSEY COAL TERMINAL, S.C. CORPORATION


     FIRST: In accordance with the laws of the States of Kentucky and South Carolina, Henry Clay Mining Company, Inc., a Kentucky corporation ("Clay"), shall be merged into Massey Coal Terminal, S.C. Corporation, a South Carolina corporation (the "Surviving Corporation"), after the filing of Articles of Merger with the secretaries of state of the states of Kentucky and South Carolina, effective as of June 8, 1987 (the "Effective Date". The merger shall have the effect set forth in Section 33-17-70 of the South Carolina Business Corporation Act and in Section 271A-385 of the Kentucky Business Corporation Act, as such latter section applies to surviving corporations governed by the laws of a state other than Kentucky.

     SECOND: Clay and the Surviving Corporation are each wholly-owned subsidiaries of A. T. Massey Coal Company, Inc., a Virginia corporation ("Massey"). On the Effective Date, the 126 shares of capital stock, $100.00 par value, of Clay held by Massey, which constitute 100% of the outstanding shares of capital stock of Clay, shall, by virtue of the merger, and without any action on the part of Clay, Massey or the Surviving Corporation, cease to be outstanding and shall be cancelled. The outstanding shares of the Surviving Corporation shall remain unchanged.

     THIRD: The Articles of Incorporation and By-Laws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation, except to the extent they shall be duly altered, amended or repealed after the Effective Date.

     FOURTH: Within 30 days after the Effective Date and in accordance with
Section 33-17-70 of the South Carolina Business Corporation Act, the Surviving Corporation shall file with the South Carolina Secretary of State a certificate that the merger has become effective under the laws of the State of Kentucky.

     FIFTH: As of the Effective Date, the stock transfer books of Clay shall be deemed to be closed and no transfer of shares on the books of Clay shall thereafter be effected.

     Sixth: Upon the Surviving Corporation's receipt of triplicate originals of the Articles of Merger, the Surviving Corporation shall file one such copy with the appropriate county clerk in accordance with Section 271A.370(3) of the Kentucky Business Corporation Act.

                               ARTICLES OF MERGER

                                     MERGING

                               UTILITY COALS, INC.

                          (a West Virginia corporation)

                                      INTO

                     MASSEY COAL TERMINAL, S.C. CORPORATION

                         (a South Carolina corporation)


     Pursuant to the provisions of Section 33-17-70 of the South Carolina Business Corporation Act providing for the merger of domestic and foreign corporations, the undersigned corporations hereby adopt the following Articles of Merger:

     FIRST: The Plan of Merger (the "Plan of Merger") pursuant to which Utility Coals, Inc., a West Virginia corporation ("Utility"), will merge into Massey Coal Terminal, S.C. Corporation, a South Carolina corporation (the "Surviving Corporation"), which will be the surviving corporation, is attached hereto as Exhibit A and made a part hereof.

     SECOND: The total number of outstanding shares of common stock, $100.00 par value, of Utility, which is the only class of capital stock of Utility, is 10. The total number of outstanding shares of common stock, $10.00 par value of the Surviving Corporation, which is the only class of capital stock of the Surviving Corporation, is 100.

     THIRD: The Plan of Merger was duly approved (i) on May 20, 1987, pursuant to Section 31-1-73 of the West Virginia Corporation Act, by agreement of the sole shareholder of Utility; and (ii) on May 20, 1987 by the written consent, pursuant to Section 33-11-180 of the South Carolina Business Corporation Act, of the sole shareholder of the Surviving Corporation.

     FOURTH: The current address of the registered office of the Surviving Corporation is Foot up Milford Street, Charleston, South Carolina 23607. The current address of the registered office of Utility is P. O. Box 2765, Pikeville, Kentucky 41501.

Dated:  May 20, 1987.


                                 UTILITY COALS, INC.

                                 By:  /S/ Raymond Ramey
                                 Name and Title:  Raymond Ramey, President

                                 By:  /S/ Wm. Blair Massey
                                 Name and Title:  Wm. Blair Massey, Secretary


                                 MASSEY COAL TERMINAL, S.C. CORPORATION

                                 By:  /S/ Thomas A. McQuade
                                 Name and Title:  Thomas A. McQuade, President

                                 By:  /S/ Wm. Blair Massey
                                 Name and Title:  Wm. Blair Massey, Secretary

                                  VERIFICATION


     We, Raymond Ramey, Wm. Blair Massey and Thomas A. McQuade, have read and understand the meaning and purport of the statements contained in the Articles of Merger set forth above. We believe such statements are true. We have signed said articles and were authorized to do so.

Dated:  May 20, 1987.


                                          /S/  Raymond Ramey

                                          /S/  Wm. Blair Massey

                                          /S/  Thomas A. McQuade

                                                                       EXHIBIT A

                                 PLAN OF MERGER

                                       OF

                               UTILITY COALS, INC.

                                      INTO

                     MASSEY COAL TERMINAL, S.C. CORPORATION


     FIRST: In accordance with the laws of the States of South Carolina and West Virginia, Utility Coals, Inc., a West Virginia corporation ("Utility"), shall be merged into Massey Coal Terminal, S.C. Corporation, a South Carolina corporation (the "Surviving Corporation"), after the filing of Articles of Merger with the secretaries of state of the states of West Virginia and South Carolina, effective as of June 8, 1987 (the "Effective Date"). The merger shall have the effect set forth in Section 33-17-70 of the South Carolina Business Corporation Act and in Section 31-1-38 of the West Virginia Business Corporation Act as such latter section applies to surviving corporations governed by the laws of a state other than West Virginia.

     SECOND: Both Utility and the Surviving Corporation are each wholly-owned subsidiaries of A. T. Massey Coal Company, Inc., a Virginia corporation ("Massey"). On the Effective Date, the 10 shares of capital stock, $100.00 par value, of Utility held by Massey, which constitute 100% of the outstanding shares of capital stock of Utility, shall, by virtue of the merger, and without any action on the part of Utility, Massey or the Surviving Corporation, cease to be outstanding and shall be cancelled. The outstanding shares of the Surviving Corporation shall remain unchanged.

     THIRD: On the Effective Date, the corporate name, existence and organization of Utility shall cease, and all of its purposes, powers and objects, and all of its rights, assets and obligations shall pass to and vest in the Surviving Corporation without any conveyance or transfer, except such confirmatory deed or deeds as may be required by the provisions of the West Virginia Corporation Act. The Surviving Corporation shall continue to be governed by the laws of the State of South Carolina and shall succeed to all rights, assets, liabilities and obligations of Utility in accordance with the provisions of the South Carolina Business Corporation Act. The Surviving Corporation will continue to use its present name.

     FOURTH: The Articles of Incorporation and By-Laws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation, except to the extent they shall be duly altered, amended or repealed after the Effective Date.

     FIFTH: Within 30 days after the Effective Date and in accordance with
Section 33-17-70(g) of the South Carolina Business Corporation Act, the Surviving Corporation shall file with the South Carolina Secretary of State a certificate that the merger has become effective under the laws of the State of West Virginia.

     SIXTH: As of the Effective Date, the stock transfer books of Utility shall be deemed to be closed and no transfer of shares on the books of Utility shall thereafter be effected.

     SEVENTH: Upon the Surviving Corporation's receipt of a certificate of merger from the West Virginia Secretary of State, the Surviving Corporation shall file such certificate or a certified copy thereof in the office of the appropriate county clerk in accordance with Section 31-1-36(c) of the West Virginia Corporation Act.

                               ARTICLES OF MERGER

                                     MERGING

                    CLARK ELKHORN COAL COMPANY, INCORPORATED

                            (a Kentucky corporation)

                                      INTO

                     MASSEY COAL TERMINAL, S.C. CORPORATION

                         (a South Carolina corporation)

     Pursuant to the provisions of Section 33-17-70 of the South Carolina Business Corporation Act providing for the merger of domestic and foreign corporations, the undersigned corporations hereby adopt the following Articles of Merger:

     FIRST: The Plan of Merger (the "Plan") pursuant to which Clark Elkhorn Coal Company, Incorporated, a Kentucky corporation ("Clark"), will merge into Massey Coal Terminal, S.C. Corporation, a South Carolina corporation (the "Surviving Corporation"), which will be the surviving corporation, is attached hereto as Exhibit A and made a part hereof.

     SECOND: The total number of outstanding shares of common stock, $50.00 par value, of Clark, which is the only class of capital stock of Clark, is 15. The total number of outstanding shares of common stock, $10.00 par value, of the Surviving Corporation, which is the only class of capital stock of the Surviving Corporation, is 100.

     THIRD: The Plan of Merger was duly approved (i) on May 20, 1987 by the written consent of the sole shareholder of Clark pursuant to Sections 271A.365, 271A.385 and 271A.665 of the Kentucky Business Corporation Act, and (ii) on May 20, 1987 by the written consent of the sole shareholder of the Surviving Corporation, pursuant to Sections 33-11-180, 33-17-30 and 33-17-70 of the South Carolina Business Corporation Act.

     FOURTH: The current address of the registered office of the Surviving Corporation is Foot of Milford Street, Charleston, South Carolina 23607. The current address of the registered office of Clark is Rt. 1, Box 353, Shelbiana, Kentucky 41562.

Dated:  May 20, 1987.

                             CLARK ELKHORN COAL COMPANY, INCORPORATED

                             By: /S/ Robert Mayfield
                             Name and Title:  Robert Mayfield, President

                             By: /S/ Wm. Blair Massey
                             Name and Title: Wm. Blair Massey, Secretary


                             MASSEY COAL TERMINAL, S.C. CORPORATION

                             By: /S/ Thomas A. McQuade
                             Name and Title: Thomas A. McQuade, President

                             By: /S/ Wm. Blair Massey
                             Name and Title: Wm. Blair Massey, Secretary

                                  VERIFICATION


     We, Robert Mayfield, Wm. Blair Massey and Thomas A. McQuade, have read and understand the meaning and purport of the statements contained in the Articles of Merger set forth above. We believe such statements are true. We have signed said articles and were authorized to do so.

Dated:  May 20, 1987.


                                        /S/  Robert Mayfield

                                        /S/  Wm. Blair Massey

                                        /S/  Thomas A. McQuade

                                                                       EXHIBIT A

                                 PLAN OF MERGER

                                       OF

                    CLARK ELKHORN COAL COMPANY, INCORPORATED

                                      INTO

                     MASSEY COAL TERMINAL, S.C. CORPORATION


     FIRST: In accordance with the laws of the States of Kentucky and South Carolina, Clark Elkhorn Coal Company, Incorporated, a Kentucky corporation ("Clark"), shall be merged into Massey Coal Terminal, S.C. Corporation, a South Carolina corporation (the "Surviving Corporation"), after the filing of Articles of Merger with the secretaries of state of the states of Kentucky and South Carolina, effective as of June 8, 1987 (the "Effective Date"). The merger shall have the effect set forth in Section 33-17-70 of the South Carolina Business Corporation Act and in Section 271A-385 of the Kentucky Business Corporation Act, as such latter section applies to surviving corporations governed by the laws of a state other than Kentucky.

     SECOND: Both Clark and the Surviving Corporation are each wholly-owned subsidiaries of A. T. Massey Coal Company, Inc., a Virginia corporation ("Massey"). On the Effective Date, the 15 shares of capital stock, $50.00 par value, of Clark held by Massey, which constitute 100% of the outstanding shares of capital stock of Clark, shall, by virtue of the merger, and without any action on the part of Clark, Massey or the Surviving Corporation, cease to be outstanding and shall be cancelled. The outstanding shares of the Surviving Corporation shall remain unchanged.

     THIRD: The Articles of Incorporation and By-Laws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation, except to the extent they shall be duly altered, amended or repealed after the Effective Date.

     FOURTH: Within 30 days after the Effective Date and in accordance with
Section 33-17-70 of the South Carolina Business Corporation Act, the Surviving Corporation shall file with the South Carolina Secretary of State a certificate that the merger has become effective under the laws of the State of Kentucky.

     FIFTH: As of the Effective Date, the stock transfer books of Clark shall be deemed to be closed and no transfer of shares on the books of Clark shall thereafter be effected.

     SIXTH: Upon the Surviving Corporation's receipt of triplicate originals of the Articles of Merger, the Surviving Corporation shall file one such copy with the appropriate county clerk in accordance with Section 271A.370(3) of the Kentucky Business Corporation Act.

                            STATE OF SOUTH CAROLINA

                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                      SOUTH ATLANTIC DREDGING COMPANY, INC.


     Pursuant to Authority of Section 33-15-10, Code of Laws of South Carolina 1976, as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     1. The name of the Corporation is South Atlantic Dredging Company, Inc.

     2. The Registered Office of the Corporation is Suite 318, 171 Church Street, in the City of Charleston, County of Charleston, and the State of South Carolina and the name of the Registered Agent at such address is Charles F. Ailstock.

     3. The following Amendments of the Articles of Incorporation were adopted by the shareholders of the Corporation as of June 1, 1987, by unanimous written consent.

     A. Delete Article 4 in its entirety and substitute the following in lieu thereof:

          The Corporation is authorized to issue shares of stock as follows:

        CLASS OF SHARES          AUTHORIZED NO. OF EACH CLASS       PAR VALUE
        ---------------          ----------------------------       ---------

        Common                             500,000                     $.10
        Non-voting Common                  500,000                     $.10

               Except as specifically required by law, Nonvoting Common shares of stock in the Corporation shall have no voting rights whatsoever.

     B. Delete Article 9 in its entirety and substitute in the following in lieu thereof.

     9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:

     (i) The corporation may, as determined from time to time by the Board of Directors, purchase shares of the corporation to the extent of unreserved and unrestricted capital surplus available therefor.

     (ii) The corporation shall have the authority to issue bonds convertible into shares of the corporation within such period and upon such conditions as shall be fixed by the Board of Directors.

     (iii) The judgement of the Board of Directors of the corporation as to the value of consideration received for shares or for rights or options entitling the holders thereof to purchase from the corporation shares of any class or classes of the corporation shall be conclusive.

     (iv) The holders of shares of any class of stock (herein "Stock"), including, without limitation, Common and Non-Voting Common, shall, in the event of:

          (1) the proposed sale by the Corporation for cash of additional shares of either class; or

          (2) the grant by the Corporation of any options or rights to purchase shares of either class; or

          (3) the proposed sale by the Corporation for cash of any securities convertible into or carrying an option to purchase shares of either class;

          have the right to acquire such securities, as nearly as practicable, in proportion to their holdings of shares of Stock. The preemptive right shall exist whether or not the shares which are to be sold or which are subject to any options or rights are authorized but unissued shares, treasury shares, or other shares. The price to each holder shall be no less favorable than the price at which such shares, securities, options, or rights are to be offered to other holders. The holders of shares entitled to the preemptive right, and the number of shares for which they have a preemptive right, shall be determined by fixing a record date in accordance with ss.33-11-60, Code of Laws of South Carolina 1976, as amended. For purposes of the pre-emptive right, there shall be no distinction between Voting and Non-Voting Stock except that each shareholder acquiring Stock or securities which are options to purchase Stock or which are convertible into Stock shall, upon purchase of such Stock, exercise of the option(s) or conversion of such securities, receive Voting and Non-Voting Stock in the same proportion to the Voting and Non-Voting Stock then held by such shareholder.

          Except as otherwise provided in the Articles of Incorporation, as amended, no holder of shares of Stock shall have any preemptive right with respect to shares or securities of any class which may be issued, sold, or optioned by the Corporation.

          The holders of shares entitled to the preemptive right shall be given prompt notice setting forth the time within which and the terms and conditions upon which such shareholders may exercise their preemptive right. Such notice shall be given personally or by mail at least thirty (30) days prior to the expiration of the period during which the right may be exercised.

     (v) At any meeting of the Board of Directors, two-thirds (2/3) of the Directors that are entitled to vote shall constitute a quorum for the transaction of business. Except as otherwise provided in these Articles of Incorporation, the Bylaws, the Shareholders Agreement referred to above or by law, the vote of not less than two thirds (2/3) of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     (vi) Certificates representing Common Shares and Certificates representing Non-Voting Common Shares shall bear the following legend or a legend in substantially this form:

               The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The voluntary or involuntary encumbering, transfer or other disposition (including without limitation, any disposition pursuant to the laws of bankruptcy, intestacy, descent and distribution or succession) of the shares of stock evidenced by the within Certificate is restricted under the terms of an Agreement dated June 1, 1987, by and among the Corporation and its Shareholders, a copy of which Agreement is on file at the principal office of the Corporation. No sale, assignment, transfer or other disposition of or surrender for exchange of such securities shall be valid or effective unless and until the registered holder of such securities shall have complied with the terms and conditions of such agreement. Upon written request of any such Shareholder, the Corporation shall furnish, without charge to such Shareholder, a copy of such Agreement. In addition, the Corporation will furnish to any such Shareholder upon his written request therefor and without charge to such Shareholder, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued by the Corporation.

     4. At the date of adoption of the Amendment, the total number of outstanding shares of the Corporation was 1,000. The total of such shares entitled to vote, and the vote of such shares was:

             Total Number of
             Shares Entitled
             TO VOTE                     Number of Shares Voted
                                         FOR             AGAINST

             1,000                       1,000             -0-

     5. The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected is set forth in the Amendment which is set forth in Article 4 above.

     6. The amendment does not effect a change in the amount of stated capital.

Dated:  June 1, 1987


                                SOUTH ATLANTIC DREDGING COMPANY, INC.

                                /S/  Leon B. Monk
                                Name and Title:  Leon B. Monk, President

                                /S/  F. Hammond Johnson
                                Name and Title:  F. Hammond Johnson, Secretary



STATE OF SOUTH CAROLINA   )
                          )
COUNTY OF CHARLESTON      )


     The undersigned Leon B. Monk and F. Hammond Johnson do hereby certify that they are the duly elected and acting President and Secretary respectively, of South Atlantic Dredging Company, Inc. and are authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated at Charleston South Carolina, this 1st day of June, 1987.

                                 /S/  Leon B. Monk
                                 Name and Title:  Leon B. Monk, President

                                 /S/  F. Hammond Johnson
                                 Name and Title:  F. Hammond Johnson, Secretary

               NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED
                                  AGENT OR BOTH

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                                                       This Space for Use
                                                       By The Secretary of
                                                       State


                          (File This Form in Duplicate)
                                Filing Fee $5.00

Pursuant to Section 33-5-40 of the 1976 Code, the undersigned Corporation which is:

(A)  A domestic corporation incorporated in South Carolina on January 23, 1981;
     or

(B) A foreign corporation incorporated in (state) on (date), and authorized to do business in South Carolina on (date), whose registered or principal office in the jurisdiction of its incorporation is (address), in the City of __________, and the State of __________.

now gives notice of the change of its registered office or its registered agent or both, and submits the following statement:

(1) The name of the Corporation is Massey Coal Terminal, S.C. Corporation.

(2) The address of the present registered office is Foot of Milford Street, Charleston, SC.

(3) The address to which its registered office is to be changed is c/o C T Corporation System, 75 Beattie Place, Two Shelter Centre, Greenville, County of Greenville, South Carolina 29601.

(4) The name of the present registered agent is Thomas A. McQuade.

(5) The name of the successor registered agent is C T Corporation System.

(6) The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

(7) State whether such change was authorized by action of the Board of
Directors: Authorized by Unanimous Action of the Board of Directors Without a Meeting on July 16, 1987.

                                      Massey Coal Terminal, S.C. Corporation

                                      By:  /S/ N. J. Isto
                                      Title: Chief Operating Officer

                                      By:  /S/  S. J. Paul
Date:  August 18, 1987                Title:  Secretary

                             STATE OF SOUTH CAROLINA

                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

                        To The Articles of Incorporation of  This Space for Use
                                                             By The Secretary of
                           Massey Coal Terminal S.C. Corp.   State


                          (File This Form in Duplicate)

     Pursuant to Authority of Section 33-15-10, Code of Laws of South Carolina 1976, as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     1. The name of the Corporation is Massey Coal Terminal S.C. Corporation.

     2. The Registered Office of the Corporation is 75 Beattie Place, Two Shelter Centre, in the City of Greenville, County of Greenville, and the State of South Carolina and the name of the Registered Agent at such address is C T Corporation System.

(Complete item 3 of 4 whichever is relevant)

     3. a. The following Amendments of the Articles of Incorporation were adopted by the shareholders of the Corporation on July 13, 1987.

                               (Text of Amendment)

               ARTICLE ONE: The name of the Corporation is SHIPYARD RIVER COAL TERMINAL COMPANY.

               b. At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was .............................. The
total of such shares entitled to vote, and the vote of such shares was:

            Total Number of
            Shares Entitled         Number of Shares Voted
            To Vote                 For              Against
            -------                 --               -------

            One hundred (100)       one hundred
                                    (100)

               c. At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert "none")

                    Number of Shares    Number of Shares Voted
      Class         Entitled To Vote    For           Against
      -----         ----------------    ---           --------

      None

          4. a. Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the
Incorporator(s) on...............

                              (Text of Amendment)

          N/A

               b. The number of withdrawals of subscribers, if such be the case
is............

               c. The number of Incorporators are............. And the number voting for the Amendment was........... and the number voting against the
Amendment was......................

          5. The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "no change")

               No Change

          6. The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert "no change")

               No Change

Date:  August 18, 1987
                                       MASSEY COAL TERMINAL S.C. CORPORATION

Note: Any person signing this form,    /S/  N. J. Isto
shall either opposite or beneath       Name and Title:  N. J. Isto,
his signature, clearly and legibly                      Chief Operating Officer
state his name and the capacity in
which he signs. Must be signed in
accordance with Section 33-1-40 of    /S/  S. J. Paul
the 1976 Code, as amended.            Name and Title:  S. J. Paul, Secretary

STATE OF SOUTH CAROLINA   )
                          )    ss:
COUNTY OF CHARLESTON      )

          The undersigned N. J. Isto and S. J. Paul do hereby certify that they are the duly elected and acting Chief Operating Officer and Secretary, respectively, of Massey Coal Terminal S.C. Corporation and are authorized to execute this document that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

          Dated at 4 PM, this 18th day of August, 1987.

                                                 /S/  N. J. Isto

                                                 /S/  S. J. Paul

               SCHEDULE OF FEES

(Payable at time of filing application with Secretary of State)

    Filing Fee        $ 5.00
    Taxes             $40.00
    ----------------------------
    Total Fee         $45.00

NOTE: IF THE AMENDMENT EFFECT AN INCREASE IN
CAPITAL STOCK, IN LIEU OF THE ABOVE, THE
FILLING FEES WILL BE AS FOLLOWS:
Fee for filing application...............           $  5.00
In addition to the above, $.40 for each               40.00
$1,000.00 of the total increase in the
aggregate value of authorized shares, but
in no case less than.....................
Nor more than............................          1,000.00

                 ARTICLES OF MERGER MERGING SUNSET COAL COMPANY,
               REDBONE COAL COMPANY AND PIKE COUNTY COAL COMPANY,
                 KENTUCKY CORPORATIONS, INTO SHIPYARD RIVER COAL
                 TERMINAL COMPANY, A SOUTH CAROLINA CORPORATION


          The following Articles of Merger are hereby executed and adopted by the undersigned corporations, pursuant to Section 271A.385 of the Kentucky Revised Statutes (hereinafter called the "KRS") and Section 33-17-70 of the Code of Laws of South Carolina (1976), as amended (hereinafter called the "S.C. Code
Section 33-17-70), for the purpose of merging SUNSET COAL COMPANY, a Kentucky corporation (hereinafter called "Sunset"), REDBONE COAL COMPANY, INC., a Kentucky corporation (hereinafter called "Redbone"), and PIKE COUNTY COAL CORPORATION, a Kentucky corporation (hereinafter called "Pike County"), with and into SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation (hereinafter called "Shipyard").

          FIRST: The Plan of Merger, which is attached hereto as Exhibit "A" and incorporated herein by reference, has been approved and adopted by Sunset, Redbone, Pike County and Shipyard in the manner required by KRS Chapter 271A and S.C. Code Section 33-17-70, as applicable, and satisfies the requirements for a merger of Sunset, Redbone and Pike County into Shipyard in the manner prescribed by KRS 271A.355 ET. SEQ. and S.C. Code Section 33-17-70.

          SECOND: Sunset, by and through its President and Secretary, hereby certifies that it has only one class of authorized stock, to wit: common voting stock with par value of $10,000 per share; and that on the date on which the Plan of Merger was considered and on the date hereof there was issued and outstanding one hundred (100) shares of common voting stock. Redbone, by and through its President and Secretary, hereby certifies that it has only one class of authorized stock, to wit: common voting stock with par value of $10.00 per share; and that on the date on which the Plan of Merger was adopted and on the date hereof there was issued and outstanding one thousand (1,000) shares of common voting stock. Pike County, by and through its President and Secretary, hereby certifies that it has only one class of authorized stock, to wit: common voting stock with par value of $10.00 per share; and that on the date on which the Plan of Merger was adopted and on the date hereof there was issued and outstanding one thousand (1,000) shares of common voting stock. Shipyard, by and through its President and Secretary, hereby certifies that it has only one class of authorized stock, to wit: common voting stock with par value of $10.00 per share; and that on the date on which the Plan of Merger was adopted and on the date hereof there was issued and outstanding ten (10) shares of common voting stock.

          THIRD: The Plan of Merger was approved by the unanimous written consent of the Board of Directors of each of Sunset, Redbone, Pike County and Shipyard on December 22, 1988.

          FOURTH: The Plan of Merger was approved by the unanimous written consent of the sole shareholder of each of Sunset, Redbone, Pike County and Shipyard on December 22, 1988, said shareholder having waived the 20-day notice period and shareholder's meeting provided under KRS 271A.365.

          FIFTH: Pursuant to the Plan of Merger, the surviving corporation shall be Shipyard, with one class of authorized stock, to wit: common voting stock with par value of $10.00 per share; and on the date on which these Articles of Merger are effective there shall be issued and outstanding ten (10) shares of common voting stock.

          SIXTH: The current address of Shipyard, the surviving corporation, is Foot of Milford Street, Post Office Box 71506, Charleston, South Carolina 29405.

          SEVENTH: Shipyard, the surviving corporation, hereby: (a) agrees that it may be served with process in the Commonwealth of Kentucky in any proceeding for the enforcement of any obligation of Sunset, Redbone or Pike County and in any proceeding for the enforcement of the rights of any dissenting shareholder of Sunset, Redbone or Pike County against the surviving corporation; (b) irrevocably appoints the Secretary of State of Kentucky as its agent to accept service of process in any such proceeding; (c) agrees that it will promptly pay to any dissenting shareholder of Sunset, Redbone or Pike County the amount, if any, to which any such shareholder shall be entitled under the Kentucky Business Corporation Act with respect to the rights of dissenting shareholders; and (d) agrees that the courts of Kentucky shall retain jurisdiction over that part of its corporate property within Kentucky in all matters which may arise as if the merger described above had not taken place.

          EIGHTH: This Merger shall become effective as of December 31, 1988.

          IN WITNESS WHEREOF, each of the parties to these Articles of Merger has caused its name to be subscribed by and through its respective duly authorized officers, as of this the 22d day of December, 1988.

                                      SUNSET COAL COMPANY, a Kentucky
                                      corporation,

                                      By:  /S/  W. G. Meister
                                      Name and Title:  W. G. Meister, President

                                      By:  /S/  S. J. Paul
                                      Name and Title:  S. J. Paul, Secretary


                                      REDBONE COAL COMPANY, INC., a Kentucky
                                      corporation,

                                      By:  /S/  W. G. Meister
                                      Name and Title:  W. G. Meister, President

                                      By:  /S/  S. J. Paul
                                      Name and Title:  S. J. Paul, Secretary


                                      PIKE COUNTY COAL CORPORATION, a Kentucky corporation,

                                      By:  /S/  W. G. Meister
                                      Name and Title:  W. G. Meister, President

                                      By:  /S/  S. J. Paul
                                      Name and Title:  S. J. Paul, Secretary


                                      SHIPYARD RIVER COAL TERMINAL COMPANY,
                                      a South Carolina corporation,

                                      By:  /S/  N. J. Isto
                                      Name and Title:  N. J. Isto, President

                                      By:  /S/  S. J. Paul
                                      Name and Title:  S. J. Paul, Secretary

                                  VERIFICATION

          The undersigned, being President and Secretary, respectively of SUNSET COAL COMPANY, a Kentucky corporation, hereby certify that we have read and understand the foregoing Articles of Merger, that we are informed and believe the statements contained therein are true, and that we have signed said Articles of Merger on behalf of SUNSET COAL COMPANY and were authorized to do so.

                                      /S/  W. G. Meister
                                      President

                                      /S/  S. J. Paul
                                      Secretary

STATE OF KENTUCKY

COUNTY OF PIKE

          Subscribed, sworn to and acknowledged before me by W. G. Meister, President of SUNSET COAL COMPANY, a Kentucky corporation, on behalf of said corporation, on this 21st day of December, 1988.

My commission expires:  6/19/90

                                    /s/ [illegible]
                                    NOTARY PUBLIC
                                    STATE-AT-LARGE


STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by S. J. Paul, Secretary of SUNSET COAL COMPANY, a Kentucky corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  8/25/92

                                    /s/ [illegible]
                                    NOTARY PUBLIC

                                  VERIFICATION

          The undersigned, being President and Secretary, respectively of REDBONE COAL COMPANY, a Kentucky corporation, hereby certify that we have read and understand the foregoing Articles of Merger, that we are informed and believe the statements contained therein are true, and that we have signed said Articles of Merger on behalf of REDBONE COAL COMPANY and were authorized to do so.

                                 /S/  W. G. Meister
                                 President

                                 /S/  S. J. Paul
                                 Secretary

STATE OF KENTUCKY
COUNTY OF PIKE

          Subscribed, sworn to and acknowledged before me by W. G. Meister, President of REDBONE COAL COMPANY, INC., a Kentucky corporation, on behalf of said corporation, on this 21st day of December, 1988.

My commission expires:  6/19/90

                                /s/ [illegible]
                                NOTARY PUBLIC

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by S. J. Paul, Secretary of REDBONE COAL COMPANY, INC., a Kentucky corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  8/25/92

                               /s/ [illegible]
                               NOTARY PUBLIC


                                  VERIFICATION

          The undersigned, being President and Secretary, respectively of PIKE COUNTY COAL CORPORATION, a Kentucky corporation, hereby certify that we have read and understand the foregoing Articles of Merger, that we are informed and believe the statements contained therein are true, and that we have signed said Articles of Merger on behalf of PIKE COUNTY COAL CORPORATION and were authorized to do so.

                              /S/  W. G. Meister
                              President

                              /S/  S. J. Paul
                              Secretary

STATE OF KENTUCKY

COUNTY OF PIKE

          Subscribed, sworn to and acknowledged before me by W. G. Meister, President of PIKE COUNTY COAL CORPORATION, a Kentucky corporation, on behalf of said corporation, on this 21st day of December, 1988.

My commission expires:  6/19/90

                             /s/ [illegible]
                             NOTARY PUBLIC

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by S. J. Paul, Secretary of PIKE COUNTY COAL CORPORATION, a Kentucky corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  8/25/92

                               /s/ [illegible]
                               NOTARY PUBLIC

                                  VERIFICATION

          The undersigned, being President and Secretary, respectively of SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation, hereby certify that we have read and understand the foregoing Articles of Merger, that we are informed and believe the statements contained therein are true, and that we have signed said Articles of Merger on behalf of SHIPYARD RIVER COAL TERMINAL COMPANY and were authorized to do so.

                              /S/  N. J. Isto
                              President

                              /S/  S. J. Paul
                              Secretary

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by N. J. Isto, President of SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation, on behalf of said corporation, on this 23rd day of December, 1988.

My commission expires:  12/23/91

                              /S/ Mary D. Henry
                              NOTARY PUBLIC

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by S. J. Paul, Secretary of SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  8/25/92

                            /s/ [illegible]
                            NOTARY PUBLIC


THIS INSTRUMENT PREPARED BY:
STOLL, KEENON & PARK
1000 First Security Plaza
Lexington, Kentucky  40507-1380

By:  /S/  J. Mel Camenisch, Jr.

                                 PLAN OF MERGER

          THIS PLAN OF MERGER, by and between SUNSET COAL COMPANY, a Kentucky Corporation (hereinafter called "Sunset"), REDBONE COAL COMPANY, INC., a Kentucky corporation (hereinafter called "Redbone"), PIKE COUNTY COAL CORPORATION, a Kentucky corporation (hereinafter called "Pike County"), and SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation (hereinafter called "Shipyard" or the "Surviving Corporation"), and joined in by SHELL COAL AND TERMINAL COMPANY, a Virginia corporation (hereinafter called "Shell").

                              W I T N E S S E T H:

          THAT WHEREAS, Sunset is a corporation duly organized and validly existing under the laws of Kentucky having authorized capital stock consisting solely of one hundred (100) shares of common voting stock having a par value of $10.00 per share, of which one hundred (100) shares are issued and outstanding (hereinafter called the "Sunset Stock"); and

          WHEREAS, Redbone is a corporation duly organized and validly existing under the laws of Kentucky having authorized capital stock consisting solely of one thousand (1000) shares of common voting stock having a par value of $10.00 per share, of which one hundred (100) shares are issued and outstanding (hereinafter called the "Redbone Stock"); and

          WHEREAS, Pike County is a corporation duly organized and validly existing under the laws of Kentucky having authorized capital stock consisting solely of one thousand (1000) shares of common voting stock having a par value of $10.00 per share, of which one thousand (1000) shares are issued and outstanding (hereinafter called the "Pike County Stock"); and

          WHEREAS, Shipyard is a corporation duly organized and validly existing under the laws of South Carolina having authorized capital stock consisting solely of ten (10) shares of common voting stock having a par value of $10.00 per share, of which ten (10) shares are issued and outstanding (hereinafter called the "Shipyard Stock") (the Sunset Stock, Redbone Stock, Pike County Stock and Shipyard Stock are sometimes hereinafter collectively called the "Subsidiaries' Stock"); and

          WHEREAS, all issued and outstanding shares of the Subsidiaries' Stock are now, and at the Effective Time (as hereinafter defined) will be, issued to and owned by Shell; and

          WHEREAS, the respective Boards of Directors of Sunset, Redbone, Pike County and Shipyard deem it advisable for the general welfare of the respective corporations and their respective shareholders that Sunset, Redbone and Pike County be merged into Shipyard pursuant to a Plan of Merger, and Sunset, Redbone, Pike County and Shipyard desire to effect such merger pursuant to this Plan of Merger and pursuant to the applicable provisions of Section 371A.385 of the Kentucky Revised Statutes (hereinafter "KRS") and Section 33-17-70 of the Code of Laws of South Carolina (1976), as amended "hereinafter called "S. C. Code Section 33-17-70");

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties agree as follows:

          (1) MERGER. At the Effective Time (as hereinafter defined), Sunset, Redbone and Pike County shall be merged with and into Shipyard, which shall survive the Merger and be the Surviving Corporation. The Merger shall be effective pursuant to the provisions of and have the effect provided for by Chapter 271A of the Kentucky Revised Statutes (hereinafter called "KRS") and S.
C. Code Section 33-17-70.

          (2) ARTICLES OF INCORPORATION OF SURVIVING CORPORATION. At and subsequent to the Effective Time, the Articles of Incorporation of Shipyard shall continue to be the Articles of Incorporation of the Surviving Corporation.

          (3) EFFECT OF MERGER. At the Effective Time, the corporate existence of Sunset, Redbone and Pike County shall be merged into and continued in the Surviving Corporation, with the effect as provided in KRS Section 271A.380 and
S. C. Code Section 33-17-70, as applicable. The Surviving Corporation shall have all of the rights, privileges, immunities and powers, and be subject to all of the liabilities, obligations and duties of Sunset, Redbone and Pike County, and each of them, and shall without the necessity of any conveyance, assignment or transfer become the owner of all the assets of every kind and character formerly belonging to Sunset, Redbone and Pike County, and each of them.

          (4) QUALIFICATION OF SURVIVING CORPORATION. The Surviving Corporation is qualified to transact business in the Commonwealth of Kentucky as required under the provisions of KRS Chapter 271A regarding the qualification of foreign corporations. At and after the Effective Time, the Surviving Corporation shall file all agreements and other documents required under KRS 271A.385.

          (5) LIABILITIES. At and after the Effective Time: (a) The Surviving Corporation shall be liable for all liabilities of Sunset, Redbone and Pike County; (b) all debts, liabilities, obligations and contracts of Sunset, Redbone and Pike County, matured or unmatured, whether accrued, absolute, contingent or otherwise, whether or not reflected or reserved against on the balance sheets, books of account or records of Sunset, Redbone and Pike County, shall be those of the Surviving Corporation and shall not be released or impaired by the Merger; and (c) all rights of creditors and other obligees and all liens on property of Sunset, Redbone and Pike County shall be preserved unimpaired subsequent to the Merger.

          (6) STATUS OF SHARES. At the Effective Time:

               (a) Each issued and outstanding share of the Shipyard Stock shall remain issued, outstanding and unchanged; and

               (b) Each issued and outstanding share of the Sunset Stock, the Redbone Stock and the Pike County Stock shall, IPSO FACTO and without any action on the part of the holder thereof, be cancelled.

          (7) CONDITIONS. Consummation of the Merger is conditioned upon procurement of all governmental, regulatory and other consents and approvals, completion of all filings, registrations and certifications, and satisfaction of all other requirements prescribed by this Plan of Merger and by law for consummation of the Merger.

(8) OFFICERS AND DIRECTORS. The Board of Directors of the Surviving Corporation shall consist of all persons who are directors of Shipyard immediately before the Merger becoming effective and the officers of the Surviving Corporation shall consist of all the persons who are the officers of Shipyard immediately before the Merger becoming effective.

          (9) EFFECTIVE TIME. Subject to the terms hereof and upon satisfaction of requirements of law and the conditions specified in this Plan of Merger, the Effective Time of the Merger shall be December 31, 1988.

          (10) UNDERTAKING AND APPROVAL BY SHELL. Shell, the sole shareholder of Sunset, Redbone, Pike County and Shipyard, hereby:

               (a) Joins in this Plan of Merger and undertakes and agrees that it will be bound hereby and will do and perform all the acts and things herein referred to or provided to be done by it.

               (b) Acknowledges receipt of a copy of this Plan of Merger, waives the written notice and the holding of a shareholders' meeting provided for in KRS Section 271A.365 and S. C. Code
                    Section 33-17-30 and approved, adopts and consents to this Plan of Merger.

          (11) BINDING EFFECT. This Plan of Merger shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In the event of the merger and consolidation of Shipyard into or with any other corporation prior to the Effective Time, this Plan of Merger shall remain in full force and effect with the Surviving Corporation in any such merger or consolidation acquiring all the rights and being subject to all the liabilities, obligations and duties of Shipyard under and pursuant to this Plan of Merger, including without limitation both the right and the obligation to be the Surviving Corporation to the Merger provided for in this Plan of Merger.

          IN WITNESS WHEREOF, Sunset, Redbone, Pike County, Shipyard and Shell have caused this Plan of Merger to be executed by their respective duly authorized officers on this the 22d day of December, 1988.

                                SUNSET COAL COMPANY, a Kentucky corporation

                                By:  /S/  W. G. Meister
ATTEST:                         Its:  President
/S/  S. J. Paul
Title:  Secretary

                                REDBONE COAL COMPANY, INC., a Kentucky
                                corporation


                                By:  /S/  W. G. Meister
ATTEST:                         Its:  President
/S/  S. J. Paul
Title:  Secretary

                                PIKE COUNTY COAL CORPORATION, a Kentucky corporation

                                By:  /S/  W. G. Meister
ATTEST:                         Its:  President
/S/  S. J. Paul
Title:  Secretary

                                SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation

                                By:  /S/  N. J. Isto
ATTEST:                         Its:  President
/S/  S. J. Paul
Title:  Secretary

                                SHELL COAL AND TERMINAL COMPANY, a Virginia corporation

                                By:  /S/  W. G. Meister
ATTEST:                         Its:  Vice President Mining
/S/  S. J. Paul
Title:  Secretary

                           ARTICLES OF MERGER MERGING
                       COOPER RIVER COAL TERMINAL COMPANY,
                       A SOUTH CAROLINA CORPORATION, INTO
                      SHIPYARD RIVER COAL TERMINAL COMPANY,
                          A SOUTH CAROLINA CORPORATION

          The following Articles of Merger are hereby executed and adopted by the undersigned corporations, pursuant to Section 33-17-70 ET SEQ. of the Code of Laws of South Carolina (1976), as amended (hereinafter "S. C. Code Section 33-17-70 ET SEQ.) for the purpose of merging COOPER RIVER COAL TERMINAL COMPANY, a South Carolina corporation (hereinafter called "Cooper River"), with and into SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation (hereinafter called "Shipyard");

          FIRST: The Plan of Merger, which is attached hereto as Exhibit "A" and incorporated herein by reference, has been approved and adopted by Cooper River and Shipyard in the manner required by S. C. Code Section 33-17-70 ET SEQ. and satisfies the requirements for a merger of Cooper River into Shipyard in the manner prescribed by S. C. Code Section 33-17-70 ET SEQ.


          SECOND: Cooper River, by and through its President and Secretary, hereby certifies that it has only one class of authorized stock, to wit: common voting stock with par value of $1.00 per share; and that on the date on which the Plan of Merger was adopted and on the date hereof there was issued and outstanding one thousand (1,000) shares of common voting stock. Shipyard, by and through its President and Secretary, hereby certifies that it has only one class of authorized stock, to wit: common voting stock with par value of $10.00 per share; and that on the date on which the Plan of Merger was adopted and on the date hereof there was issued and outstanding ten (10) shares of common voting stock.

          THIRD: The Plan of Merger was approved by the unanimous written consent of the Board of Directors of each of Cooper River and Shipyard on December 22, 1988.

          FOURTH: The Plan of Merger was approved by the unanimous written consent of the sole shareholder of each of Cooper River and Shipyard on December 22, 1988.

          FIFTH: Pursuant to the Plan of Merger, the surviving corporation shall be Shipyard, with one class of authorized stock, to wit: common voting stock with par value of $10.00 per share; and on the date on which these Articles of Merger are effective there shall be issued and outstanding ten (10) shares of common voting stock.

          SIXTH: The current address of Shipyard, the surviving corporation, is Foot of Milford Street, Post Office Box 71506, Charleston, South Carolina 29405.

          SEVENTH: This Merger shall become effective as of December 31, 1988.

          IN WITNESS WHEREOF, each of the parties to these Articles of Merger has caused its name to be subscribed by and through its respective duly authorized officers, as of this the 22d day of December, 1988. COOPER RIVER COAL COMPANY, a South Carolina corporation,

                                          By:  /S/  M. R. Grover
                                          Name and Title:  M. R. Grover,
                                                           Vice President

                                          By:  /S/  S. J. Paul
                                          Name and Title:  S. J. Paul, Secretary


                                          SHIPYARD RIVER COAL TERMINAL COMPANY,
                                          a South Carolina corporation,

                                          By:  /S/  N. J. Isto
                                          Name and Title:  N. J. Isto, President

                                          By:  /S/  S. J. Paul
                                          Name and Title:  S. J. Paul, Secretary

                                  VERIFICATION

          The undersigned, being President and Secretary, respectively of COOPER RIVER COAL TERMINAL COMPANY, hereby certify that we have read and understand the foregoing Articles of Merger, that we are informed and believe the statements contained therein are true, and that we have signed said Articles of Merger on behalf of Cooper River Coal Terminal Company and were authorized to do so.

                                          /S/  M. R. Grover
                                          Vice President

                                          /S/  S. J. Paul
                                          Secretary

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by M. R. Grover, Vice President of COOPER RIVER COAL TERMINAL COMPANY, a South Carolina corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  12/23/91

                                          /s/ Mary D. Henry
                                          NOTARY PUBLIC

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by S. J. Paul, Secretary of COOPER RIVER COAL TERMINAL COMPANY, a South Carolina corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  8/25/92

                                          /s/ [illegible]
                                          NOTARY PUBLIC

                                  VERIFICATION

          The undersigned, being President and Secretary, respectively of SHIPYARD RIVER COAL TERMINAL COMPANY, hereby certify that we have read and understand the foregoing Articles of Merger, that we are informed and believe the statements contained therein are true, and that we have signed said Articles of Merger on behalf of Shipyard River Coal Terminal, Inc. and were authorized to do so.

                                        /S/  N. J. Isto
                                        President

                                        /S/  S. J. Paul
                                        Secretary

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by N. J. Isto, President of SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  12/23/91

                                       /S/ Mary D. Henry
                                       NOTARY PUBLIC

STATE OF TEXAS

COUNTY OF HARRIS

          Subscribed, sworn to and acknowledged before me by S. J. Paul, Secretary of SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation, on behalf of said corporation, on this 22nd day of December, 1988.

My commission expires:  8/25/92

                                       /s/ [illegible]
                                       NOTARY PUBLIC

                                 PLAN OF MERGER


          THIS PLAN OF MERGER, by and between COOPER RIVER COAL TERMINAL COMPANY, a South Carolina corporation (hereinafter called "Cooper River"), and SHIPYARD RIVER COAL TERMINAL COMPANY, a South Carolina corporation (hereinafter called "Shipyard" or the "Surviving Corporation"), and joined in by SHELL COAL AND TERMINAL COMPANY, a Virginia corporation (hereinafter called "Shell").

                              W I T N E S S E T H:

          THAT WHEREAS, Cooper River is a corporation duly organized and validly existing under the laws of South Carolina having authorized capital stock consisting solely of one hundred thousand (100,000) shares of common voting stock having a par value of $1.00 per share, of which one thousand (1,000) shares are issued and outstanding (hereinafter called the "Cooper River Stock"); and

          WHEREAS, Shipyard is a corporation duly organized and validly existing under the laws of South Carolina having authorized capital stock consisting solely of ten (10) shares of common voting stock having a par value of $10.00 per share, of which ten (10) shares are issued and outstanding (hereinafter called the "Shipyard Stock"); and

          WHEREAS, all issued and outstanding shares of the Cooper River Stock are now, and at the Effective Time (as hereinafter defined) will be, issued to and owned by Shipyard; and

          WHEREAS, the respective Boards of Directors of Cooper River and Shipyard deem it advisable for the general welfare of the respective corporations and their respective shareholders that Cooper River be merged into Shipyard pursuant to a Plan of Merger, and Cooper River and Shipyard desire to effect such merger pursuant to this Plan of Merger and pursuant to the applicable provisions of Section 33-17-70 ET SEQ. of the Code of Laws of South Carolina (1976), as amended "hereinafter called "S.C. Code Section 33-17-70 ET SEQ.");

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties agree as follows:

          (1) MERGER. At the Effective Time (as hereinafter defined), Cooper River shall be merged with and into Shipyard, which shall survive the Merger and be the Surviving Corporation. The Merger shall be effective pursuant to the provisions of and have the effect provided for by S.C. Code Section 33-17-70 ET SEQ.

          (2) ARTICLES OF INCORPORATION OF SURVIVING CORPORATION. At and subsequent to the Effective Time, the Articles of Incorporation of Shipyard shall continue to be the Articles of Incorporation of the Surviving Corporation.

          (3) EFFECT OF MERGER. At the Effective Time, the corporate existence of Cooper River shall be merged into and continued in the Surviving Corporation, with the effect as provided in S.C. Code Section 33-17-70 ET SEQ. The Surviving Corporation shall have all of the rights, privileges, immunities and powers, and be subject to all of the liabilities, obligations and duties of Cooper River, and shall, without the necessity of any conveyance, assignment or transfer, become the owner of all the assets of every kind and character formerly belonging to Cooper River.

          (4) LIABILITIES. At and after the Effective Time: (a) The Surviving Corporation shall be liable for all liabilities of Cooper River; (b) all debts, liabilities, obligations and contracts of Cooper River, matured or unmatured, whether accrued, absolute, contingent or otherwise, whether or not reflected or reserved against on the balance sheets, books of account or records of Cooper River, shall be those of the Surviving Corporation and shall not be released or impaired by the Merger; and (c) all rights of creditors and other obligees and all liens on property of Cooper River shall be preserved unimpaired subsequent to the Merger.

          (5) STATUS OF SHARES. At the Effective Time:

               (a) Each issued and outstanding share of the Shipyard Stock shall remain issued, outstanding and unchanged; and

               (b) Each issued and outstanding share of the Cooper River Stock shall, IPSO FACTO and without any action on the part of the holder thereof, be cancelled.

          (6) CONDITIONS. Consummation of the Merger is conditioned upon procurement of all governmental, regulatory and other consents and approvals, completion of all filings, registrations and certifications, and satisfaction of all other requirements prescribed by this Plan of Merger and by law for consummation of the Merger.

          (7) OFFICERS AND DIRECTORS. The Board of Directors of the Surviving Corporation shall consist of all persons who are directors of Shipyard immediately before the Merger becoming effective and the officers of the Surviving Corporation shall consist of all the persons who are the officers of Shipyard immediately before the Merger becoming effective.

          (8) EFFECTIVE TIME. Subject to the terms hereof and upon satisfaction of requirements of law and the conditions specified in this Plan of Merger, the Effective Time of the Merger shall be December 31, 1988.

          (9) UNDERTAKING AND APPROVAL BY SHAREHOLDERS. (a) Shell, the sole shareholder of Shipyard, hereby:

                    (i) Joins in this Plan of Merger and undertakes and agrees that it will be bound hereby and will do and perform all the acts and things herein referred to or provided to be done by it.

                    (ii) Acknowledges receipt of a copy of this Plan of Merger, waives the written notice and the holding of a shareholders' meeting provided for in S.C. Code Section 33-17-30 ET SEQ. and -- --- approved, adopts and consents to this Plan of Merger.

               (b)  Shipyard as the sole shareholder of Cooper River hereby:

                    (i) Joins in this Plan of Merger and undertakes and agrees that it will be bound hereby and will do and perform all the acts and things herein referred to or provided to be done by it.

                    (ii) Acknowledges receipt of a copy of this Plan of Merger, waives the written notice and the holding of a shareholders' meeting provided for in S.C. Code Section 33-17-30 ET SEQ. and approved, adopts and consents to this Plan of Merger.

          (10) BINDING EFFECT. This Plan of Merger shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In the event of the merger and consolidation of Shipyard into or with any other corporation prior to the Effective Time, this Plan of Merger shall remain in full force and effect with the Surviving Corporation in any such merger or consolidation acquiring all the rights and being subject to all the liabilities, obligations and duties of Shipyard under and pursuant to this Plan of Merger, including without limitation both the right and the obligation to be the Surviving Corporation to the Merger provided for in this Plan of Merger.

          (11) WAIVER OF RIGHTS OF DISSENT. Shipyard acknowledges and agrees that it is aware of its rights of dissent pursuant to Section 33-11-270 of the Code of Laws of South Carolina (1976), as amended, and that it hereby waives those rights and any other rights of dissent, whether created by statute or common law.

          IN WITNESS WHEREOF, Cooper River, Shipyard and Shell have caused this Plan of Merger to be executed by their respective duly authorized officers on this the 22d day of December, 1988.

                                           COOPER RIVER COAL TERMINAL COMPANY,
                                           a South Carolina corporation
                                           By:  /S/  M. R. Grover
ATTEST:                                    Its:  Vice President
/S/  S. J. Paul
Title:  Secretary


                                           SHIPYARD RIVER COAL TERMINAL COMPANY,
                                           a South Carolina corporation

                                           By:  /S/  N. J. Isto
ATTEST:                                    Its:  President
/S/  S. J. Paul
Title:  Secretary


SHELL COAL AND TERMINAL COMPANY,
a Virginia corporation

                                           By:  /S/  W. G. Meister
ATTEST:                                    Its:  Vice President Mining
/S/  S. J. Paul
Title:  Secretary

                        CERTIFICATE OF MERGER PURSUANT TO
             SECTION 33-17-70, S. C. CODE OF LAWS, AS AMENDED, 1976


          The undersigned, as counsel for Shipyard River Coal Terminal Company, (Shipyard) hereby certifies, pursuant to Section 33-17-70, S. C. Code of Laws, as amended, 1976; that all actions necessary to render the mergers of Cooper River Coal Terminal Company, a South Carolina corporation ("Cooper River"); Sunset Coal Company, a Kentucky corporation ("Sunset"); Redbone Coal Company, Inc., a Kentucky corporation ("Redbone"); and Pike County Coal Corporation, a Kentucky corporation ("Pike"), collectively into Shipyard have been taken and each of these mergers has become effective under the laws of the States of South Carolina and Kentucky as applicable. No further actions are required pursuant to Kentucky law relative to the mergers of Sunset, Redbone and Pike into Shipyard, and those mergers were concluded upon filing with the Secretary of State for the State of Kentucky and became effective within thirty (30) days of the date of this Certificate. Upon acceptance and filing of this Certificate by the Office of the Secretary of State for the State of South Carolina, all actions necessary or convenient to the mergers of Cooper River, Sunset, Redbone and Pike into Shipyard will have been concluded pursuant to applicable South Carolina statutes.

                                         NELSON, MULLINS, RILEY & SCARBOROUGH


                                         By:  /S/  J. Douglas Nunn, Jr.
                                              P. O. Box 11070
                                              Columbia, SC  29211
                                              (803)  799-2000

                                         Counsel to Shipyard River Coal Terminal
                                         Company, a South  Carolina corporation


January 19, 1989
Columbia, South Carolina

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

          Pursuant to ss.ss.33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.        The name of the corporation is SHIPYARD RIVER COAL TERMINAL COMPANY.

2.        The corporation is (complete either a or b, whichever is applicable);

          a. a domestic corporation incorporated in South Carolina on January 23, 1981; or

          b. a foreign corporation incorporated in (state) on (date), and authorized to do business in South Carolina on (date).

3. The street address of the current registered office in South Carolina is Two Shelter Centre in the city of Greenville, South Carolina 29602.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is 2019 Park Street in the City of Columbia, South Carolina 29201.

5.        The name of the present registered agent is C T Corporation System.

6. If the current registered agent is to be changed, the name of the successor registered agent is The Prentice-Hall Corporation System, Inc.

          o I hereby consent to the appointment as registered agent of the corporation:

                                   The Prentice-Hall Corporation System, Inc.

                                    By:  [illegible]
                                           (signature of New Registered Agent)
                                    [illegible]

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State
          (Seess.33-1-230(b)): ___________________________.

          Pursuant to ss.ss.33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.        Dated this 10 day of January, 1990.


                                      SHIPYARD RIVER COAL TERMINAL COMPANY

                                      By:  /S/  S. J. Paul
                                      Name and Title:  S. J. Paul, Secretary



                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing this document) -- $10.00

3. Pursuant to ss.33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: The corporation has been notified of this change.



                                              Form Approved by South Carolina
                                                      Secretary of State 1/89

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                               ARTICLES OF MERGER
                                OR SHARE EXCHANGE


          Pursuant to ss.33-11-105 of the 1976 South Carolina Code, as amended, the undersigned as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following information:

1. The name of the surviving or acquiring corporation is Shipyard River Coal Terminal Company.

2. Attached hereto and made a part hereof is a copy of the Plan or Merger or Share Exchange (see ss.ss.33-11-101 (merger) 33-11-102 (share exchange, 33-11-104 (merger of subsidiary into parent) 33-11-107 (merger or share exchange with a foreign corporation), and 33-11-108 (merger of a parent corporation into one of its subsidiaries).

3. Complete the following information to the extent it is relevant with respect to each corporation which is a party to the transaction:

          (a) Name of the corporation Shipyard River Coal Terminal Company Complete either (1) or )2), whichever is applicable:

               (1)  [ ]    Shareholder  approval of the merger or stock
                           exchange was not required (See s.ss.33-11-103(h), 33-11-104(a), and 33-11-108(a)).

               (2)  |X|    The Plan of Merger or Share Exchange was duly
                           approved by shareholders of the corporation as follows:

                            Number of            Number of          Number of Votes
       Voting              Outstanding        Votes Entitled       Represented at the         Number of Undisputed*
       Group                 Shares             to be Cast              meeting                   Shares Voted
---------------------    ----------------     ----------------    ---------------------     ------------ ----------
    Common Stock               100                  100                   100                   100           0


*NOTE: Pursuant to the Section 33-11-105(a)(3)(ii), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number case for the amendment by each voting group was sufficient for approval by that voting group.

          (b)  Name of the corporation: Basin Resources, Inc. Complete either
               (1) or )2), whichever is applicable:

               (1)   [ ]  Shareholder  approval of the merger or stock  exchange was not  required  (See ss.ss.33-11-103(h),
                          33-11-104(a), and 33-11-108(a)).

               (2)   |X|  The Plan of Merger or Share Exchange was duly approved
                          by shareholders of the corporation as follows:

                            Number of            Number of          Number of Votes           Number of Undisputed*
       Voting              Outstanding        Votes Entitled       Represented at the            Shares Voted
       Group                 Shares             to be Cast              meeting                 For        Against
 -------------------    ----------------     ----------------    ---------------------     ------------ -------------
    Common Stock               100                  100                   100                   100           0

*NOTE: Pursuant to the Section 33-11-105(a)(3)(__), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number case for the amendment by each voting group was sufficient for approval by that voting group.

4. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State
          (Seess.33-1-230(b)): __________________________.


Date:  December 8, 1994
                                           Shipyard River Coal Terminal Company

                                           By:  /S/  Michael A. Kafoury
                                           Name and Office:  Michael A. Kafoury,
                                                             Secretary


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing of this document.)

                              Filing Fees                         $ 10.00
                              Filing Tax                           100.00

3. TWO COPIES OF THE PLAN OF MERGER OR SHARE EXCHANGE MUST BE FILED WITH THIS FORM AS AN ATTACHMENT.


                                                 Form Approved by South Carolina
                                                 Secretary of State 1/89

                          AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger dated as of December 8, 1994, between Basin Resources, Inc., a Delaware corporation ("Basin"), and Shipyard River Coal Terminal Company, a South Carolina corporation ("Shipyard"), (Basin and Shipyard collectively shall be the "Constituent Corporations")(the "Agreement").

          WHEREAS, Basin is a corporation duly organized and existing under the laws of the State of Delaware with an authorized capital stock of 100 shares of common stock, with a part value of $0.01 per share, (the "Basin Common Stock") of which 100 shares of the Basin Common Stock are issued and outstanding as of the date of this Agreement;

          WHEREAS, Shipyard is a corporation duly organized and existing under the laws of the State of South Carolina with an authorized capital stock of 100 shares of common stock, with a par value of $10.00 per share, (the "Shipyard Common Stock") of which 100 shares of the Shipyard Common Stock are issued and outstanding as of the date of this Agreement;

          WHEREAS, the respective board of directors of each of the Constituent Corporations have determined that it is in each of their best interests to effect certain exchanges and other transactions described in this agreement, that Basin merge with and into Shipyard with Shipyard being the surviving corporation, and that the directors and stockholders of each of the Constituent Corporations have approved the merger on the terms and conditions set forth herein in accordance with the applicable provisions of the laws of the State of South Carolina;

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree that, in accordance with the applicable statutes of the State of South Carolina, Basin shall be merged into Shipyard, with Shipyard being the surviving corporation, and that the terms and conditions of such merger (the "Merger"), the mode of carrying it into effect and the manner and basis of converting the shares effected by the Merger shall be as follows:

1. THE MERGER. Upon the terms and conditions hereinafter set forth and in accordance with the Business Corporation Act of South Carolina, on the day of the Effective Time, Basin shall be merged with and into Shipyard and thereupon the separate existence of Basin shall cease, and Shipyard, as the surviving corporation (the "Surviving Corporation"), shall continue to exist under and be governed by the Business Corporation Act of the State of South Carolina.

          1. FILING. Basin and Shipyard will cause the Articles of Merger, in compliance with the provisions of applicable law to be executed and filed with the Secretary of State of South Carolina (the "Articles of Merger").

          2. EFFECTIVE DATE OF MERGER. The Merger shall become effective immediately upon the filing of the Articles of Merger with the Secretary of State of South Carolina (the "Effective Time").

          3. CERTIFICATE OF INCORPORATION AND BY-LAWS. At the Effective Time, the Certificate of Incorporation of Shipyard shall be the Certificate of Incorporation of the Surviving Corporation. The by-laws of Shipyard shall be the by-laws of the Surviving Corporation.

          4. DIRECTORS AND OFFICERS. The persons who are directors of Shipyard immediately prior to the Effective Time shall, after the Effective Time, serve as the directors of the Surviving Corporation, and the officers of Shipyard immediately prior to the Effective Time shall, after the Effective Time, serve as the officers of the Surviving Corporation; in each case, such directors and officers to serve until their successors have been duly elected and qualified in accordance with the Certificate of Incorporation and the by-laws of the Surviving Corporation, respectively.

          5. CONVERSION. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of the Basin Common Stock, each share of the Basin Common Stock, which is issued and outstanding immediately prior to the Effective Time, shall be cancelled and shall reflect no interest in the surviving corporation.

          6. EFFECT OF MERGER. On and after the Effective Time, the Surviving Corporation shall possess all the assets of every description, and every interest in the assets, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of Basin and Shipyard and all obligations belonging to or due to each of Basin and Shipyard, all of which vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall be liable for all the obligations of Basin and Shipyard; any claim existing, or action or proceeding pending, by or against Basin or Shipyard may be prosecuted to judgment, with right of appeal, as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place; and all the rights of creditors of each of Basin and Shipyard shall be preserved unimpaired.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.




BASIN RESOURCES, INC.                     SHIPYARD RIVER COAL TERMINAL COMPANY

By:  /S/  William A. Miller               By:  /S/  Kevin L. Yocum
Name:  William A. Miller                  Name:  Kevin L. Yocum
Title:  Vice President                    Title:  Vice President

Attest:                                   Attest:

By:  /S/  Patricia A. Britton             By:  /S/  Michael A. Kafoury
Name:  Patricia A. Britton                Name:  Michael A. Kafoury
Title:  Secretary                         Title:  Secretary

                          AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger dated as of December 8, 1994, between Basin Resources, Inc., a Delaware corporation ("Basin"), and Shipyard River Coal Terminal Company, a South Carolina corporation ("Shipyard"), (Basin and Shipyard collectively shall be the "Constituent Corporations")(the "Agreement").

          WHEREAS, Basin is a corporation duly organized and existing under the laws of the State of Delaware with an authorized capital stock of 100 shares of common stock, with a part value of $0.01 per share, (the "Basin Common Stock") of which 100 shares of the Basin Common Stock are issued and outstanding as of the date of this Agreement;

          WHEREAS, Shipyard is a corporation duly organized and existing under the laws of the State of South Carolina with an authorized capital stock of 100 shares of common stock, with a par value of $10.00 per share, (the "Shipyard Common Stock") of which 100 shares of the Shipyard Common Stock are issued and outstanding as of the date of this Agreement;

          WHEREAS, the respective board of directors of each of the Constituent Corporations have determined that it is in each of their best interests to effect certain exchanges and other transactions described in this agreement, that Basin merge with and into Shipyard with Shipyard being the surviving corporation, and that the directors and stockholders of each of the Constituent Corporations have approved the merger on the terms and conditions set forth herein in accordance with the applicable provisions of the laws of the State of South Carolina;

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree that, in accordance with the applicable statutes of the State of South Carolina, Basin shall be merged into Shipyard, with Shipyard being the surviving corporation, and that the terms and conditions of such merger (the "Merger"), the mode of carrying it into effect and the manner and basis of converting the shares effected by the Merger shall be as follows:

1. THE MERGER. Upon the terms and conditions hereinafter set forth and in accordance with the Business Corporation Act of South Carolina, on the day of the Effective Time, Basin shall be merged with and into Shipyard and thereupon the separate existence of Basin shall cease, and Shipyard, as the surviving corporation (the "Surviving Corporation"), shall continue to exist under and be governed by the Business Corporation Act of the State of South Carolina.

          1. FILING. Basin and Shipyard will cause the Articles of Merger, in compliance with the provisions of applicable law to be executed and filed with the Secretary of State of South Carolina (the "Articles of Merger").

          2. EFFECTIVE DATE OF MERGER. The Merger shall become effective immediately upon the filing of the Articles of Merger with the Secretary of State of South Carolina (the "Effective Time").

          3. CERTIFICATE OF INCORPORATION AND BY-LAWS. At the Effective Time, the Certificate of Incorporation of Shipyard shall be the Certificate of Incorporation of the Surviving Corporation. The by-laws of Shipyard shall be the by-laws of the Surviving Corporation.

          4. DIRECTORS AND OFFICERS. The persons who are directors of Shipyard immediately prior to the Effective Time shall, after the Effective Time, serve as the directors of the Surviving Corporation, and the officers of Shipyard immediately prior to the Effective Time shall, after the Effective Time, serve as the officers of the Surviving Corporation; in each case, such directors and officers to serve until their successors have been duly elected and qualified in accordance with the Certificate of Incorporation and the by-laws of the Surviving Corporation, respectively.

          5. CONVERSION. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of the Basin Common Stock, each share of the Basin Common Stock, which is issued and outstanding immediately prior to the Effective Time, shall be cancelled and shall reflect no interest in the surviving corporation.

          6. EFFECT OF MERGER. On and after the Effective Time, the Surviving Corporation shall possess all the assets of every description, and every interest in the assets, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of Basin and Shipyard and all obligations belonging to or due to each of Basin and Shipyard, all of which vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall be liable for all the obligations of Basin and Shipyard; any claim existing, or action or proceeding pending, by or against Basin or Shipyard may be prosecuted to judgment, with right of appeal, as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place; and all the rights of creditors of each of Basin and Shipyard shall be preserved unimpaired.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

BASIN RESOURCES, INC.                    SHIPYARD RIVER COAL TERMINAL COMPANY

By:  /S/  William A. Miller              By:  /S/  Kevin L. Yocum
Name:  William A. Miller                 Name:  Kevin L. Yocum
Title:  Vice President                   Title:  Vice President

Attest:                                  Attest:

By:  /S/  Patricia A. Britton            By:  /S/  Michael A. Kafoury
Name:  Patricia A. Britton               Name:  Michael A. Kafoury
Title:  Secretary                        Title:  Secretary

                AGENT'S STATEMENT OF CHANGE OF REGISTERED OFFICE
                   OF A SOUTH CAROLINA OR FOREIGN CORPORATION

Pursuant to Section 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned registered agent submits the following information for the purpose of changing the registered office address of the following corporation in the State of South Carolina.

1.        The name of the corporation is

               SHIPYARD RIVER COAL TERMINAL COMPANY

2.        The sate of incorporation is

               SC

3.        Date of incorporation or qualification in South Carolina is

               1/23/81

4.        The name of the current registered agent is

               THE PRENTICE-HALL CORPORATION SYSTEM, INC.

5. The street address of the current registered office in South Carolina is

               2019 PARK STREET
               COLUMBIA, SC  29201

6.        The street address to which the registered office is changed to

               1301 GERVAIS STREET
               COLUMBIA, SOUTH CAROLINA  29201

7. The address of the registered office and the address of the business office of the registered agent as changed, will be identical.

8.       The above named corporation has been notified of the change.

Dated:  June 10, 1999

                                  THE PRENTICE-HALL CORPORATION SYSTEM, INC.
                                                   (As Registered Agent)

                                  By:  /S/  John H. Pelletier
                                  Name and Title:  John H. Pelletier, Asst. VP

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

          Pursuant to ss.ss.33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.        The name of the corporation is Shipyard River Coal Terminal Company.

2.        The corporation is (complete either a or b, whichever is applicable);

          a. a domestic corporation incorporated in South Carolina on January 23, 1981; or

          b. a foreign corporation incorporated in (state) on (date), and authorized to do business in South Carolina on (date).

3. The street address of the current registered office in South Carolina is 2019 Park Street in the city of Columbia, SC South Carolina (Zip
          Code).

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is c/o C T Corporation System, 75 Beattie Place, Two Insignia Financial Plaza in the City of Greenville, South Carolina 29601.

5.        The name of the present registered agent is Prentice Hall Corporation.

6. If the current registered agent is to be changed, the name of the successor registered agent is C T Corporation System.

          o I hereby consent to the appointment as registered agent of the corporation:


                             /S/  C. A. Record
                             By:  C. A. Record, Asst. Secretary
                                    (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State
          (Seess.33-1-230(b)): __________________________.


* Pursuant toss.ss.33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.        Dated this 21st day of May, 1999.


                                      Shipyard River Coal Terminal Company

                                      By:  /S/  Kevin Crutchfield
                                      Name and Title:  Kevin Crutchfield,
                                                       President




                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing this document) -- $10.00

3. Pursuant to ss.33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."











                                               Form Approved by South Carolina
                                                       Secretary of State 1/89